First Quarter Equity Investor Presentation 2019

FARMER MAC Forward-Looking Statements In addition to historical information, this presentation includes forward- NO OFFER OR SOLICITATION OF SECURITIES looking statements that reflect management’s current expectations for This presentation does not constitute an offer to sell or a solicitation of Farmer Mac’s future financial results, business prospects, and business an offer to buy any Farmer Mac security. Farmer Mac securities are developments. Forward-looking statements include, without limitation, offered only in jurisdictions where permissible by offering documents any statement that may predict, forecast, indicate, or imply future available through qualified securities dealers. Any investor who is results, performance, or achievements. Management’s expectations for considering purchasing a Farmer Mac security should consult the Farmer Mac’s future necessarily involve assumptions, estimates, and applicable offering documents for the security and their own financial the evaluation of risks and uncertainties. Various factors or events, both and legal advisors for information about and analysis of the security, the known and unknown, could cause Farmer Mac’s actual results to differ risks associated with the security, and the suitability of the investment materially from the expectations as expressed or implied by the forward- for the investor’s particular circumstances. looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended Copyright © 2019 by Farmer Mac. No part of this document may be December 31, 2018, filed with the U.S. Securities and Exchange duplicated, reproduced, distributed, or displayed in public in any manner Commission (“SEC”) on February 21, 2019 and Quarterly Report on or by any means without the written permission of Farmer Mac. Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 2, 2019. These reports are also available on Farmer Mac’s website (www.farmermac.com). Considering these potential risks and uncertainties, no undue reliance should be placed on any forward- looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of March 31, 2019, except as otherwise indicated. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise required by applicable law or regulation. The information in this presentation is not necessarily indicative of future results. 02

FARMER MAC Use of Non-GAAP Financial Measures This presentation is for general informational purposes only, is current Core earnings and core earnings per share also differ from net income only as of March 31, 2019, and should be read in conjunction with attributable to common stockholders and earnings per common share, Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on respectively, by excluding specified infrequent or unusual transactions May 2, 2019. In the accompanying analysis of its financial information, that Farmer Mac believes are not indicative of future operating results and Farmer Mac uses the following non-GAAP financial measures: core that may not reflect the trends and economic financial performance of earnings, core earnings per share, and net effective spread. Farmer Farmer Mac's core business. Mac uses these non-GAAP measures to measure corporate economic Farmer Mac uses net effective spread to measure the net spread Farmer performance and develop financial plans because, in management's Mac earns between its interest-earning assets and the related net funding view, they are useful alternative measures in understanding Farmer costs of these assets. Net effective spread differs from net interest Mac's economic performance, transaction economics, and business income and net interest yield because it excludes: (1) the amortization of trends. The non-GAAP financial measures that Farmer Mac uses may premiums and discounts on assets consolidated at fair value that are not be comparable to similarly labeled non-GAAP financial measures amortized as adjustments to yield in interest income over the contractual disclosed by other companies. Farmer Mac's disclosure of these non- or estimated remaining lives of the underlying assets; (2) interest income GAAP financial measures is intended to be supplemental in nature and is and interest expense related to consolidated trusts with beneficial not meant to be considered in isolation from, as a substitute for, or as interests owned by third parties, which are presented on Farmer Mac's more important than, the related financial information prepared in consolidated balance sheets as “Loans held for investment in accordance with GAAP. consolidated trusts, at amortized cost;” and (3) the fair value changes of Core earnings and core earnings per share principally differ from net financial derivatives and the corresponding assets and liabilities income attributable to common stockholders and earnings per designated in a fair value hedge relationship. Net effective spread also common share, respectively, by excluding the effects of fair value principally differs from net interest income and net interest yield because it fluctuations. These fluctuations are not expected to have a cumulative includes: (1) the accrual of income and expense related to the contractual net impact on Farmer Mac's financial condition or results of operations amounts due on financial derivatives that are not designated in hedge reported in accordance with GAAP if the related financial instruments relationships; and (2) the net effects of terminations or net settlements on are held to maturity, as is expected. financial derivatives. 03

FARMER MAC Investment Highlights •90-Day delinquencies of only 0.73% Quality Assets •Cumulative lifetime losses of only 0.13% •Issue at narrow, GSE spreads to U.S. Treasuries Funding Advantage •E.g., 10-year U.S. Treasury +0.51% •Ag productivity must double by 2050, creating significant “demand pull” Growth Prospects •9% share of an ~$160 billion and growing ag mortgage market •Overhead / outstanding business volume ~20 bps Operational Efficiency •~$900,000 earnings per employee in 2018 Quality, Recurring •99% of total revenues is recurring net effective spread and fees Earnings •Outstanding business volume CAGR of 10.8% (2000 to 2018) Strong Returns, •Core earnings ROE ~17% throughout 2018 Responsible Growth •~30% annual core earnings growth during 2018 04

FARMER MAC A Mission-Driven, For-Profit Company Our Mission Farmer Mac initially chartered • Increase the availability and affordability of credit for 1987 by Congress as an instrumentality the benefit of American agricultural and rural of the United States communities Initial public offering Our Stakeholders First listed on NASDAQ • Farmers, ranchers and rural Americans 1988 (FAMCU & FAMCL) • Stockholders • Financial institutions First major charter revision • Employees 1996 and expansion of authority • Congress (direct loan purchases) • Regulator First listed Our Corporate Social Responsibility 1999 on NYSE (AGM & AGM.A) • To help create sustainable, vibrant rural American communities • We achieve this by conducting our business Second major charter revision and expansion of authority – With absolute integrity 2008 (Rural Utilities) – By holding ourselves to high ethical standards – By promoting a diverse, respectful, and inclusive culture 05

FARMER MAC Executive Leadership Bradford T. Nordholm R. Dale Lynch John C. Covington President and Chief Executive Officer Executive Vice President – Chief Financial Executive Vice President – Chief Credit Officer and Treasurer Officer • 30+ years of experience in financial • 40+ years of experience in agricultural • 40+ years of agricultural and energy finance management, capital markets, business lending experience development, credit, and investor • Joined Farmer Mac in 2015 from Bank of the • Joined Farmer Mac in October 2018 from communications West, where he previously served as Starwood Energy Group, a leading private • Joined Farmer Mac in 2013 overseeing Managing Director for the Ag and Rural investment firm where he served as CEO financial management, corporate finance, Banking Division and later as Vice Chairman capital markets, ALM, investor relations, • Prior experience includes various • Prior experience includes CEO of US Central accounting, and financial reporting management positions within the Farm and management positions at National • Prior experience includes various Credit System and Rabobank Cooperative and within the Farm Credit management positions at Allied Capital, System Lehman Brothers, and Merrill Lynch 06

FARMER MAC Central to a Large Addressable Ag Mortgage Market (1) (2) (FCS Secondary Market GSE) $15.0 Billion (3) (9% Eligible Market Share) COMPANIES INSURANCE Loan Purchase $8B Wholesale Funding Credit Protection Farm Credit System Non-FCS Ag (FCS) Lenders (Cooperative GSE) AG BANKS $61B Addressable • Insurance Companies • Four FCS Banks Agriculture ($9 Billion) Mortgage Mortgage Market Mortgage Financing Financing • 73 Retail Agricultural $167 Billion(3) • Ag Banks Credit Associations ($63 Billion) - NON {Farmers & Ranchers} LENDERS • Non-Bank Lenders$13B ($14 Billion) BANK $75 Billion $86 Billion New Entrants Financial Funds (own <1% U.S. Farmland) (debt and equity strategies) (1) Eligible ag real estate mortgage market structure shown here includes the forecast for outstanding unpaid principal balance of first lien ag mortgage assets as of December 31, 2018 reduced by forty percent to estimate the outstanding unpaid principal balance of loans that would not be eligible under Farmer Mac’s lines of business. (2) Source: FDIC Call Reports (ag banks), FCA Call Report Data, and Federal Reserve Board of Governors (insurance companies and Farm Service Agency portion of non-bank lenders) data as of December 2018. USDA, Economic Research Service forecast for remaining non-bank lenders for year-end 2018 on a prorated basis. All non-FCS and FCS data adjusted for estimates of 07 eligibility under Farmer Mac’s lines of business. (3) Sum of FCS, non-FCS, and Farmer Mac first lien ag real estate mortgage assets does not add up to the total due to the nature of Farmer Mac’s business model.

FARMER MAC “Demand Pull” Provides Sustained Growth Opportunity(1) (2) 12.0 0.50 0.43 0.45 ARABLE LANDPER CAPITA (hectare in use per person) per use in (hectare 10.0 0.40 8.0 0.35 0.30 6.0 0.25 0.18 (in billions) (in 0.20 4.0 0.15 WORLD POPULATION 2.0 0.10 3.0 9.8 0.05 0.0 0.00 1960 1970 1980 1990 2000 2010 2020 2030 2040 2050 World Population Arable Land per capita World population is expected to grow to 9.8 billion by 2050 • Arable land per person is expected to decline over 40% from 2005 to 2050 USDA projects a 75% increase in total production and consumption of major field crops in the same period • 43% increase in world population • Higher protein diets as incomes in developing countries increase Productivity would need to nearly double by 2050 to feed the world 08 (1) Source: USDA, Economic Research Service Global Drivers of Agricultural Demand and Supply, September 2014. (2) Source: Food and Agriculture Organization of the United Nations, “World Agriculture Towards 2030/2050,” June 2012.

FARMER MAC Strategically Targeted Growth Opportunities Farmer Mac’s management and Board have set strategic 5-year and 15-year market share goals • Specifically identified growth opportunities in order to reach these objectives • Growth opportunities include new products and new customers Specific Opportunities: Farm Credit System (FCS) New Entrants Non-FCS Ag Lenders • Significant loan • Wholesale funding products • Leverage a mortgage purchase/sale opportunities to debt and equity funds aggregator model • Project energy finance • Institutional mortgage loan • Extend penetration of purchase opportunities products to existing • Wholesale funding customers • Facilitate new debt fund counterparties • Explore new distribution channels (e.g. digital marketing) Approx. half the market; “Financialization of Significant new channel Largely unpenetrated by Agriculture” in its earliest and efficiency Farmer Mac stages; opportunities Significant upside 09

FARMER MAC Lines of Business and Products AS OF MARCH 31, 2019 Product Type Customers Lines of Business $ IN BILLIONS AND PERCENTAGE OF TOTAL VOLUME LOAN PURCHASES • Ag Banks F & R USDA RU IC Total • FCS Institutions $4.6 $2.5 $1.4 -- $8.5 • Insurance Companies 22% 12% 7% 41% • Rural Utilities Cooperatives WHOLESALE FINANCING • Ag Banks -- -- -- $8.7 $8.7 • Ag Investment Funds • AgVantage 43% 43% • Insurance Companies • Farm Equity AgVantage • Rural Utilities Cooperatives CREDIT PROTECTION • FCS Institutions $2.6 -- $0.7 -- $3.3 • Ag Banks • Long-term Standby Purchase 13% 3% 16% Commitments (LTSPCs)/ • Insurance Companies AMBS Guarantees • Ag Investment Funds • Rural Utilities Cooperatives Total $7.2 $2.5 $2.1 $8.7 $20.5 = Allowances and provisions recorded on these assets Note: Table may not sum to total due to rounding 10

FARMER MAC Attractive Credit-Risk Adjusted Returns Lines of Business FISCAL YEAR 2018 Farm & Ranch(1) Rural Utilities Institutional USDA Total Loan Credit Loan Credit Credit Purchase Protection Purchase Protection Assets ($ in billions) $3.1 $4.2 $2.5 $0.9 $0.7 $8.4 $19.7 YOY Growth (%) 10% 2% 7% (13)% (19)% 6% 4% (2) Net Effective Spread (%) 1.79% -- 0.85% 1.19% -- 0.80% 0.91% (2) After-Tax Revenue ($ in millions) $41.9 $14.2 $14.9 $9.2 $1.3 $48.8 $135.9 (3) Credit Risk-Weighted Assets (%) ~65% ~55% ~0% ~40% ~45% ~3% ~25% Credit Risk-Weighted Assets ($ in billions) (3) $2.0 $2.3 $0 $0.4 $0.3 $0.3 $5.0 (4) Risk-Adjusted Equity Allocation (@ 10%, $ in millions) $200 $229 $0 $38 $29 $25 $502 (5) Credit Risk-Adjusted ROE (annualized) ~20% ~10% Undefined ~20% ~5% ~200% ~30% (1) For the purposes of this chart, Farm & Ranch Loan Purchase assets include loans held on-balance sheet and Farm & Ranch Credit Protection assets include loans consolidated on-balance sheet held in trusts with beneficial interests owned by third party investors and loans underlying off-balance sheet LTSPCs and Farm & Ranch Guaranteed Securities. (2) After-tax Revenue includes net effective spread and guarantee & commitment fees. Net effective spread is a non-GAAP measure. For more information on the use of non-GAAP measures, please see page 3. For a reconciliation of net effective spread to GAAP net interest income, please refer to pages 25-26 of the Appendix. (3) Approximate result is based on the application of the Advanced Internal Ratings-Based credit risk-weighting methodology presented by the Basel Committee on Banking Supervision for evaluating capital adequacy. (4) Risk-Adjusted Equity Allocation of 10% approximates the capital requirements set forth under Farmer Mac’s Board-approved policy on capital adequacy, which requires a Tier 1 capital ratio of at least 7% and a Tier 1 capital conservation buffer of greater than 2.5% of Farmer Mac’s total risk weighted assets. (5) Credit risk-adjusted ROE calculated by dividing Total Revenues into the Risk-Adjusted Equity Allocation. 11

FARMER MAC Creating Value Across Market Environments Uniquely positioned to share in upside opportunity in strong markets Benefit from loss protection and increased relative demand in weaker markets Strong Market Weak Market Credit is healthy; transaction volumes Declining farm income, land values, and are high; and capital is plentiful credit quality; less access to capital Impacts on Farmer Mac: Impacts on Farmer Mac: – Benefit from higher industry volumes – Loss protection from unique diversified and healthy credit portfolio and conservative underwriting – Relative value of access to GSE capital – Greater relative value of access to GSE may be marginally lower capital – Lower credit costs, but spreads may be – Declining credit quality, although tighter spreads may be more favorable 12

FARMER MAC Growing, Recurring, High-Quality Earnings Outstanding Business Volume $22.0 $20.0 7.5% CAGR $18.0 (2015-2018) $16.0 $14.0 $12.0 $10.0 $8.0 $ IN BILLIONS $6.0 $4.0 $2.0 $15.9 $17.4 $19.0 $19.7 $20.5 $0.0 2015 2016 2017 2018 1Q19 Outstanding Business Volume Net Effective Spread & Core Earnings(1) $160.0 8.8% CAGR 21.4% CAGR $100.0 $140.0 (2015-2018) (2015-2018) $80.0 EARNINGS CORE $120.0 MILLIONS IN $ $100.0 $60.0 $80.0 $60.0 $40.0 $40.0 $ IN MILLIONS $20.0 $20.0 $119.4 $47.0 $123.1 $53.5 $141.3 $65.6 $151.2 $84.0 $38.8 $22.2 NET EFFECTIVE SPREAD NET EFFECTIVE $0.0 $0.0 2015 2016 2017 2018 1Q19 YTD Net Effective Spread Core Earnings (1) Core earnings and net effective spread are non-GAAP measures. For more information on the use of these non-GAAP measures, please see page 3. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 24-25 of the Appendix. 13

FARMER MAC Quality Earnings Drives Strong Dividends Increased Target Payout Ratio of Core Earnings to ~35% $0.80 $0.70 $0.70 $0.60 $0.58 $0.50 Initiated New Dividend Policy: Target ~30% Payout Ratio of Core Earnings $0.40 $0.36 $ $ SHARE PER $0.30 $0.26 $0.20 $0.16 $0.14 $0.12 $0.10 $0.10 $0.05 $0.00 2011 2012 2013 2014 2015 2016 2017 2018 2019 Quarterly Dividend per Common Share 14

FARMER MAC Farmer Mac’s Attractive Yield and Durable Dividend 100% 4.0% 10% 90% 3.9% 3.9% 80% 3.9% % COMMON DIVIDEND YIELD DIVIDEND COMMON % 70% 65% 3.8% 60% 3.8% 50% 3.7% 40% 3.7% 3.7% 30% DIVIDEND PAYOUT VS. RETAINED EARNINGS VS. RETAINED PAYOUT DIVIDEND – 3.6% 20% 10% 3.6% EARNINGS 90% 35% 0% 3.5% REITs(1) Farmer Mac Dividend Payout % Retained Earnings % Common Dividend Yield (2) (1) Real Estate Investment Trusts (REITs) must distribute at least 90% of their investment company taxable income in the form of interest, dividends, or capital gains to its shareholders. (2) Common dividend yield is the average yield for REITs included in the S&P 500. Farmer Mac’s dividend yield is its first quarter 2019 common stock dividend annualized divided by quarter-end closing price. 15

FARMER MAC Proven, Rigorous Underwriting Industry-leading Credits are less Losses less likely credit requirements likely to default even in default – Total debt coverage ratio – Focus on repayment – Average LTV of 44% as of at least 1.25x capacity through of March 31, 2019 stressed inputs – LTVs average 40% to – Land values need to 45% on mortgages – Not a “lender of last decline >55% to purchased resort” generate losses – Minimum borrower net – Farm Credit – “Stress scenario” losses equity of 50% Administration is a of 17% to 48% strong safety and soundness regulator – Scrutinize property – 1980s crisis saw land (1) access, access to water, value declines of ~23% etc. (1) Source: USDA, National Agricultural Statistics Service (as of August 2015). 16

FARMER MAC Credit Consistently Outperforms 90-Day Delinquencies 3.00% 2.44% 2.50% 2.22% 2.04% Farmer Mac Historical 2.00% Average 1.00% 1.78% 1.59% 1.63% 1.50% 1.30% 1.35% 1.13% 1.15% 1.16%1.14% 1.08%1.15% 1.25% 1.00% 1.21% 0.75% 1.05% 0.63% 0.98% 0.71% 0.63%0.56% 0.93% 0.91% 0.50% 0.70% 0.73% 0.60% 0.55%0.58% 0.55% 0.56% 0.41% 0.35% 0.34% 0.37% 0.00% 0.21% FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 1Q19 Industry 90-Day Delinquencies(1) Farmer Mac 90-Day Delinquencies (Farm & Ranch Portfolio Only)(2) (1) Source: FDIC Call Report Data & Farm Credit Funding Corp Annual Information Statements – Non-accrual real estate loans and accruing loans that are 90 days or more past due made by commercial and Farm Credit System banks (as of December 2018). 17 (2) Delinquencies include loans held and loans underlying off-balance sheet Farm & Ranch Guaranteed Securities and LTSPCs that are 90 days or more past due, in foreclosure, or in bankruptcy with at least one missed payment, excluding loans performing under either their original loan terms or a court-approved bankruptcy plan.

FARMER MAC Industry-Leading Low Loss Rates Agricultural Lender Charge-off Rates 0.60% Banks Average 0.19% All Commercial Banks (1) 0.50% Loans and Leases Farm Credit System Average 0.96% Average 0.11% 0.40% Farmer Mac Average 0.02% 0.30% 0.20% OFFS AS % OFFS OF ASSETS - 0.10% CHARGE 0.00% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 -0.10% (1) (2) Banks Farm Credit System(3) Farmer Mac (4) (1) Source: Board of Governors of the Federal Reserve System charge-off rates - https://www.federalreserve.gov/releases/chargeoff/ (2) Banks’ charge-off rate is a percentage of agricultural loan assets. (3) Source: Farm Credit Banks Funding Corporation Annual Information Statements; Farm Credit System’s charge-off rate is the percentage of total loans and guarantees. 18 (4) Farmer Mac’s charge-off rate is the percentage of total loans and guarantees.

FARMER MAC Historical Credit Losses Ag Storage & Processing Crops Permanent Plantings Livestock Part-Time Farm / Rural Housing $12 $10 $8 $6 $ IN MILLIONS NET LOSS / (GAIN) LOSS NET $4 $2 $0 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 -$2 & Prior BY YEAR OF ORIGINATION Farm & Ranch line of business has historical cumulative losses of 0.13%, or less than 1bp per year • Cumulative losses of $33 million on $25 billion of cumulative historical business volume Farmer Mac’s Rural Utilities, USDA Guarantees, and Institutional Credit lines of business have not had any credit losses to date 19

FARMER MAC Strong and Growing Equity Capital Base $800 25.0% $728 $742 $657 $169 $610 $183 20.0% $600 $564 $137 $143 $102 15.0% 13.4% 13.2% 12.7% 12.6% $400 10.5% $ IN MILLIONS CORE CAPITAL CORE 10.0% TIER TIER 1 RATIO (%) CAPITAL $200 5.0% $462 $467 $520 $545 $573 $0 0.0% 2015 2016 2017 2018 1Q19 Statutory Minimum Core Capital(1) Core Capital Amount Above Statutory Minimum Capital Tier 1 Capital Ratio (1) Statutory Minimum Core Capital defined as total stockholders’ equity less accumulated other comprehensive income. 20

Appendix

FARMER MAC Key Company Metrics ($ in thousands, except per share amounts) 1Q19 YTD 2018 2017 2016 2015 Core Earnings(1) $22,221 $84,047 $65,631 $53,481 $47,035 (1) Core Earnings per Diluted Share $2.06 $7.82 $6.08 $4.98 $4.16 Net Effective Spread ($) (1) (2) $38,801 $151,195 $141,303 $123,072 $117,428 Net Effective Spread (%)(1) (2) 0.89% 0.91% 0.91% 0.84% 0.85% Guarantee & Commitment Fees $5,419 $20,733 $20,350 $19,170 $17,155 Core Capital Above Statutory Minimum $169,100 $182,600 $136,800 $143,200 $102,400 Common Stock Dividends per Share $2.32 $1.44 $1.04 $0.64 Outstanding Business Volume $20,506,913 $19,724,524 $19,007,311 $17,399,475 $15,898,820 90-Day Delinquencies – Farm & Ranch 0.73% 0.37% 0.71% 0.34% 0.56% Charge-Offs $0 $17 $327 $130 $3,772 (3) Book Value per Share $50.27 $49.01 $42.59 $38.42 $33.66 Core Earnings Return on Equity 17% 17% 15% 13% 13% (1) Core earnings, core earnings per share, and net effective spread are non-GAAP measures. For more information on the use of these non-GAAP measures, please see page 3. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and core earnings per share to earnings per common share, and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 24-25 of the Appendix. (2) Periods prior to fourth quarter 2017 have been recast to reflect the revised methodology for calculating net effective spread that became effective in fourth quarter 2017, which includes the net effects of terminations or net settlements on financial derivatives in net effective spread. APPENDIX (3) Book Value per Share excludes accumulated other comprehensive income. 22

FARMER MAC Equity Capital Structure NYSE Dividend Shares Ticker Yield Outstanding CLASS A VOTING COMMON STOCK AGM.A 4.10%(1) 1.0 million • Ownership restricted to non-Farm Credit System financial institutions STOCK CLASS B VOTING COMMON STOCK -- -- 0.5 million • Ownership restricted to Farm Credit System institutions CLASS C NON-VOTING COMMON STOCK AGM 3.87%(1) 9.2 million • No ownership restrictions COMMON (2) SERIES A NON-CUMULATIVE PREFERRED STOCK AGM.PR.A 5.875% 2.4 million • Option to redeem at any time on or after January 17, 2018 • Redemption Value: $25 per share (2) STOCK SERIES B NON-CUMULATIVE PREFERRED STOCK AGM.PR.B 6.875% 3.0 million • Option to redeem at any time on or after April 17, 2019 • Redemption Value: $25 per share SERIES C FIXED-TO-FLOATING RATE NON-CUMULATIVE AGM.PR.C 6.000%(2) 3.0 million PREFERRED STOCK PREFERRED • Option to redeem at any time on or after July 18, 2024 • Redemption Value: $25 per share APPENDIX (1) Common stock dividend annualized divided by quarter-end closing price (2) Par value of annual dividend 23

FARMER MAC Reconciliation of Net Income to Core Earnings Core Earnings by Period Ended (in thousands) 1Q19 YTD 2018 2017 2016 2015 Net income attributable to common stockholders $ 21,874 $ 94,898 $ 71,300 $ 64,152 $ 47,371 Less reconciling items: Gains on undesignated financial derivatives due to fair value changes 2,240 7,959 10,218 8,585 1,859 (Losses)/Gains on hedging activities due to fair value changes (2,817) 4,449 (719) 5,043 9,065 Unrealized gains/(losses) on trading assets 44 81 (24) 1,460 1,220 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (16) (461) (1,327) (849) (1,319) Net effects of terminations or net settlements on financial derivatives and (1) hedging activities 110 1,708 2,674 2,178 (699) Loss on retirement of Farmer Mac II LLC Preferred Stock(2) - - - (8,147) Re-measurement of net deferred tax asset due to enactment of new tax legislation - (1,365) - - Income tax effect related to reconciling items 92 (2,885) (3,788) (5,746) (1,643) Sub-total (347) 10,851 5,669 10,671 336 Core earnings $ 22,221 $ 84,047 $ 65,631 $ 53,481 $ 47,035 (1) Periods prior to 2017 have been recast to reflect the revised methodology for calculating net effective spread that became effective in fourth quarter 2017, which includes APPENDIX the net effects of terminations or net settlements on financial derivatives in net effective spread. (2) Relates to the write-off of deferred issuance costs as a result of the retirement of Farmer Mac II LLC Preferred Stock. 24

FARMER MAC Reconciliation of Net Interest Income to Net Effective Spread For the Year Ended December 31, 1Q19 YTD 2018 2017 2016 2015 $ in thousands Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield $ 40,599 0.86% $ 174,436 0.96% $ 157,647 0.94% $ 140,274 0.90% $ 125,807 0.88% Net effects of consolidated trusts (1,905) 0.03% (6,757) 0.04% (6,236) 0.04% $ (4,302) 0.03% $ (3,078) 0.01% Expense related to undesignated financial derivatives (2,544) -0.06% (11,685) -0.07% (10,261) -0.07% (11,480) -0.07% (5,649) -0.04% Amortization of premiums/discounts on assets consolidated at fair value 23 0.00% 417 0.01% 1,191 0.01% 610 0.00% 2,300 0.02% Amortization of losses due to terminations or net settlements on financial derivatives and hedging activities (71) 0.00% (275) 0.00% (1,038) -0.01% (2,030) -0.02% (1,952) -0.02% Fair Value Changes on fair value hedge relationships 2,699 0.06% (4,941) -0.03% 0 0.00% 0 0.00% 0 0.00% Net Effective Spread $ 38,801 0.89% $ 151,195 0.91% $ 141,303 0.91% $ 123,072 0.84% $ 117,428 0.85% APPENDIX 25

FARMER MAC Core Earnings by Business Segment Core Earnings by Business Segment For Year Ended December 31, 2018 USDA Institutional Reconciling Consolidated Farm & Ranch Rural Utilities Corporate ($ in thousands) Guarantees Credit Adjustments Net Income Net interest income $ 62,951 $ 20,554 $ 12,505 $ 69,321 $ 9,105 $ - $ 174,436 (1) (2) (3) Less: reconciling items (9,889) (2,499) (922) (7,884) (2,047) 23,241 - Net effective spread 53,062 18,055 11,583 61,437 7,058 23,241 174,436 Guarantee and commitment fees (2) 17,976 797 1,599 360 - (6,756) 13,976 Other income/(expense)(3) 1,371 20 33 - (913) (2,747) (2,236) Non-interest income/(loss) 19,347 817 1,632 360 (913) (9,503) 11,740 Provision for loan losses (238) - - - - - (238) Release of reserve for losses (97) - - - - - (97) Other non-interest expense (19,026) (5,309) (3,062) (8,011) (14,411) - (49,819) Non-interest expense (4) (19,123) (5,309) (3,062) (8,011) (14,411) - (49,916) Core earnings before income taxes 53,048 13,563 10,153 53,786 (8,266) 13,738 (5) 136,022 Income tax (expense)/benefit (11,140) (2,848) (2,133) (11,295) 2,361 (2,887) (27,942) Core earnings before preferred stock dividends and attrbution of income to non-controlling interest 41,908 10,715 8,020 42,491 (5,905) 10,851 (5) 108,080 Preferred stock dividends - - - - (13,182) - (13,182) Segement core earnings/(losses) $ 41,908 $ 10,715 $ 8,020 $ 42,491 $ (19,087) $ 10,851 (5) $ 94,898 Total assets at carrying value $ 4,701,736 $ 2,240,906 $ 945,282 $ 8,089,410 $ 2,716,994 $ - $ 18,694,328 Total on- and off-balance sheet program assets at principal balance $ 7,233,972 $ 2,515,620 $ 1,592,115 $ 8,382,817 $ - $ - $ 19,724,524 (1) Excludes the amortization of premiums and discounts on assets consolidated at fair value, originally included in net interest income, to reflect core earnings amounts. (2) Includes the reclassification of interest income and interest expense from consolidated trusts owned by third parties to guarantee and commitment fees, to reflect management’s view that the net interest income Farmer Mac earns is effectively a guarantee fee. (3) Includes the reclassification of interest expense related to interest rate swaps not designated as hedges, which are included in “Gains/(losses) on financial derivatives and hedging activities” on the consolidated financials statements, to determine the effective funding cost for each operating segment. (4) Includes directly attributable costs and an allocation of indirectly attributable costs based on employee headcount. (5) Net adjustments to reconcile to the corresponding income measures: core earnings before income taxes reconciled to income before income taxes; core earnings before preferred stock dividends and APPENDIX attribution of income to non-controlling interest reconciled to net income; and segment core earnings reconciled to net income attributable to common stockholders. 26